                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March 27, 1998

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement dated as of March 1, 1998 providing for, inter alia, the issuance of Chevy Chase Bank, F.S.B. Mortgage-Backed Pass-Through Certificates, Series 1998-CCB1)



      Credit Suisse First Boston Mortgage Securities Corp.
  ------------------------------------------------------------
     (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                333-33807        13-3320910
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(STATE OR OTHER JURISDICTION   (COMMISSION)    (I.R.S. EMPLOYER
OF INCORPORATION)               FILE NUMBER)  IDENTIFICATION NO.)



11 Madison Avenue, New York, New York                    10010
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


Registrant's telephone number, including area code (212) 325-2000


   Not Applicable
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(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                        Exhibit Index Located on Page 2
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  Items 1 through 4, 6 and 8 are not included because they are not applicable.

Item 5.   Other Events.
          ------------

          The consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of December 31, 1996 and December 31, 1995 and for the three years ended December 31, 1996, included in the Annual Report on Form 10-K of MBIA, Inc. for the year ended December 31, 1996 and the consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of September 30, 1997 and for the periods ended September 30, 1997 and September 30, 1996 included in the Quarterly Report on Form 10-Q of MBIA, Inc. for the period ended September 30, 1997 are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-33807) of the Registrant; and (iii) the Prospectus Supplement for Chevy Chase Bank, F.S.B. Mortgage-Backed Pass-Through Certificates, Series 1998-CCB1, and shall be deemed to be a part hereof.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

          (a)  Not applicable

          (b)  Not applicable

          (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                   Sequentially
Exhibit                                            Numbered
Number                                             Exhibit
-------
                                                   Page
                                                   -----------

7(c) Pooling and Servicing Agreement, dated as of March 1, 1998 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Chevy Chase Bank, F.S.B., as seller and servicer, and U.S. Bank National Association, as trustee

23. Consent of Coopers & Lybrand L.L.P., independent auditors of MBIA Insurance Corporation with respect to (a) the incorporation by reference in the Prospectus Supplement of their report dated February 3, 1997 on the audit of the consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of December 31, 1996 and December 31, 1995 and for the three years ended December 31, 1996 and
          (b) the reference to their firm under the caption "Experts" in the Prospectus Supplement.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., Registrant


                    By:     /s/ Kari Skilbred
                    Name:   Kari Skilbred
                    Title:  Vice President


Dated:  April 10, 1998